EXHIBIT 32.1

CERTIFICATION

    In connection with the quarterly report of Roomlinx Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael S. Wasik, the Chief Executive Officer and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company

Date: 10/15/08

By:	/s/	Michael S. Wasik
Michael S. Wasik
Chief Executive Officer and Chief Financial Officer
Roomlinx, Inc.